Exhibit 99.2

Q3 & Nine - Month Fiscal 2026 Earnings Results Three and Nine Months Ended December 31, 2025 March 5, 2026 NASDAQ: VTIX Presenters: Jan Goetgeluk, CEO | Thomas McGinnis, CFO

Disclaimer & Forward - Looking Statements This presentation may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These statements reflect management's current views with respect to future events based on information currently available and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward - looking statements as they contain hypothetical illustrations of mathematical principles, are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements. In some cases, you can identify forward - looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. The forward - looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we assume no obligation to update or revise any forward - looking statements except to the extent required by applicable law. This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else. Any decision to purchase the Company's securities should be made solely on the basis of the information contained in the Company's public filings. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this presentation. Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

Agenda On the Call Today: CORPORATE OVERVIEW KEY HIGHLIGHTS STRATEGIC MILESTONES CEO COMMENTARY FINANCIAL RESULTS PRIORITIES & OUTLOOK Jan Goetgeluk Founder, CEO & Chairman Virtuix Inc. Thomas McGinnis Chief Financial Officer Virtuix Inc. Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5. 2026

Corporate Overview A Leader in Full - Body VR for Gaming, Enterprise, and Defense NASDAQ Listed (VTIX) — Trading since January 27, 2026 — validating a decade of investment in full - body VR technology. Omni One: Flagship Product — Omni - directional treadmill that enables natural full - body movement in 360 degrees inside VR games or simulations. 4 Products | 25 Patents — Omni One & Omni One Core (consumer), Omni One Enterprise, and Virtual Terrain Walk (VTW) defense simulation system. Manufacturing at Scale — Facility ready for up to 3,000 units/month — $100M+ annual revenue potential at full utilization. Multi - Use Revenue Strategy — High - volume consumer gaming + high - value defense & enterprise training with recurring revenues from software. AI - Driven Gaussian Splatting — Transforms 360 Σ footage into photorealistic walkable 3D worlds in hours — powering VTW defense training. Virtuix’s China team in Zhuhai, China Virtuix’s U.S. team in Austin, TX We are hardware experts and have a track record of success Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

Key Highlights FINANCIAL PERFORMANCE +41% Revenue Growth 9M YoY to $3.0M Q3: (24%) to $1.0M 29% Gross Margin 9M vs. (17%) Q3: 30% vs. (2%) −45% OpEx Reduction 9M: $6.3M vs. $11.4M Q3: $2.1M vs. $1.8M +43% Net Loss Improvement 9M: ($6.9M) vs. ($12.0M) Q3: ($2.7M) vs. ($2.0M) STRATEGIC MILESTONES NASDAQ Listed VTIX | Jan 27, 2026 Made for Meta Quest ecosystem Europe Launch UK, DE, FR & EU UCF & 1HMX Partnerships Robot teleoperation VTW + AI Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 Gaussian splatting

Strategic Partnership: Made for Meta Expanding Addressable Market to Millions of XR Users Meta Certified Partnership Omni One joins the exclusive 'Made for Meta' program — Meta's certified ecosystem for Quest headsets and games. 20M+ Quest Headsets Sold | Estimated 6M Active Users Expands Omni One's addressable market to an estimated 6 million active Quest users who can use Omni One with their existing headset and games. Broadens Distribution Omni One gains certified integration and will be promoted on Meta’s Made for Meta website. Mass Market Opportunity Foundational step toward bringing full - body VR with Omni One to a truly mass audience. Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

International Expansion & New Partnerships EU Launch + Pimax Collaboration + HSA/FSA Eligibility European Market Launch Omni One Core now available across UK, Germany, France, and all other EU countries via dedicated storefronts. Initial shipments expected April 2026. Pimax Partnership at CES 2026 Exhibited at CES 2026 with Pimax showcasing Omni One + Pimax Dream Air headset for PC VR / SteamVR compatibility. HSA/FSA Eligible via Truemed Omni One purchasable with pre - tax health savings dollars — saving buyers ~30%. Wellness angle broadens consumer appeal. Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

Defense Segment: Virtual Terrain Walk + AI Integration High - value government contracts advancing alongside consumer sales AI - Powered 3D Terrain Reconstruction Gaussian splatting AI transforms 360 Σ camera footage into photorealistic, walkable 3D environments — reducing build time from weeks or months to just hours Early defense adoption: test units purchased by Yokota Air Force Base, U.S. Air Force Academy, and U.S. Military Academy at West Point Supports 12+ soldiers simultaneously for immersive mission planning, terrain recon, and leader rehearsals Defense contracts add high - margin recurring revenues from software licensing and customized simulation development Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

Technology Advances: Embodied AI

Humanoid Robot Teleoperation and Movement Data Collection


AQUAFINA
UCF
VisitOrlando
GUEST SERVICES

Humanoid Robot Teleoperation

- Collaborated with University of Central Florida's Institute for Simulation & Training to demonstrate real-time humanoid robot control using Omni One Enterprise
- Translated natural 360-degree walking into intuitive robot teleoperation
- Showcased Omni One's role in embodied AI for both robot teleoperation and movement data collection to help train robots

Partnership with 1HMX to Develop Nexus NX1

- NX1 combines Omni One Enterprise with HaptX gloves G1 to deliver lifelike tactile and force feedback
- Enables real-time operator control with immersive sensory feedback for intuitive humanoid robot teleoperation and physical AI training

Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

Financial Results – Revenue & Gross Margin Nine Months Ended December 31, 2025 vs. Prior Year 2,110 2,980 0 500 1000 1500 2000 2500 3000 3500 9M FY2026 (Current) Net Revenue ($000s) 9M FY2025 (Prior Year) 9M FY2025 (Prior Year) 9M FY2026 (Current) 29 - 17 - 20 - 10 0 10 20 30 40 9M FY2025 (Prior Year) 9M FY2026 (Current) Gross Margin (%) 9M FY2025 (Prior Year) 9M FY2026 (Current) Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 წ 41% Revenue Growth | $0.9M increase driven by new Omni One sales including from a strong holiday season წ 41% Margin Improvement: 29% vs. (17%) — driven by higher ASP and fulfillment of crowdfunding units

Operating Expenses & Net Loss Improvement 11,357 6,292 0 2000 4000 6000 8000 10000 9M FY2025 9M FY2026 12,024 6,892 0 2000 4000 6000 8000 10000 12000 12000 14000 9M FY2025 9M FY2026 Nine Months Ended December 31, 2025 vs. Prior Year - Significant Cost Discipline Driving Path to Profitability Total Operating Expenses ($000s) Net Loss ($000s) G&A Expenses ხ $4.7M decrease R&D Expenses ხ $1.4M decrease Selling Expenses წ $1.0M increase Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 Note: Net loss in 9M FY2025 included ~$4.7M one - time non - cash stock - based compensation expense Net loss improved 43% YoY: ($6.9M) vs. ($12.0M)

Financial Results – Revenue & Gross Margin Three Months Ended December 31, 2025 vs. Prior Year 1,264 963 0 200 400 600 800 1000 1200 1400 Q3 FY2026 (Current) Q3 FY2026 (Current) Net Revenue ($000s) Q3 FY2025 (Prior Year) Q3 FY2025 (Prior Year) - 2 30 - 5 0 5 10 15 20 25 30 35 Q3 FY2026 (Current) Q3 FY2026 (Current) Gross Margin (%) Q3 FY2025 (Prior Year) Q3 FY2025 (Prior Year) წ Prior year Q3 included shipments of a large backlog of Omni One წ New orders increased 60% in Dec. ’25 compared to Dec. ‘24 Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 წ Margin Improvement: 30% vs. (2%) — driven by increase in selling price and lower per - unit manufacturing overhead

Operating Expenses & Net Loss Three Months Ended December 31, 2025 vs. Prior Year 1,815 2,132 0 500 1000 1500 2000 2500 Q3 FY2025 Q3 FY2026 Total Operating Expenses ($000s) 1,970 2,730 0 500 1000 1500 2000 2500 3000 Q3 FY2025 Q3 FY2026 Net Loss ($000s) G&A Expenses ხ $0.1M decrease R&D Expenses ხ $0.1M decrease Selling Expenses წ $0.5M increase Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 Higher interest expenses and amortization of debt discount associated with Streeterville notes and higher advertising costs resulted in a higher net loss despite underlying improvement in gross profitability

Balance Sheet Summary Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 Change/Comments Mar 31, 2025 Dec 31, 2025 ($ in 000’s) წ $597 $478 $1,075 Cash & Equivalents Ÿ $580 $5,775 $6,355 Assets Ÿ $2,739 $6,569 $9,308 Liabilities Will Convert Into Equity — $3,340 Streeterville Notes $715K Converted Into Equity — $1,650 Second 2025 Unsecured Notes ხ $400 $2,368 $1,968 2024 Unsecured Notes Ÿ $2,159 ($794) ($2,953) Stockholders Deficit წ $6,892 ($62,493) ($69,385) Accumulated Deficit ხ 43% ($12,024) ($6,892) Net Loss (9M) December 31, 2025 vs. March 31, 2025

Production Capacity & Revenue Scale Potential Manufacturing Ready for 3,000 Units/Month 3,000 Units/Month Capacity $100M+ Annual Revenue Potential $3,495 Retail Price of Complete Omni One System 40% Target Gross Margin 21 Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026 42 84 126 0 20 40 60 80 100 120 140 500 units/month ($21M/yr) 1,000 units/month ($42M/yr) 2,000 units/month ($84M/yr) 3,000 units/month ($126M/yr) Illustrative Annual Revenue at Scale ($M) Consumer • US + EU international expansion is live • Meta Quest compatibility on the way • HSA/FSA eligible Enterprise • Targeting industrial training, education, and other applications • AI - driven 3D reconstruction is boosting adoption. 70% target GM Defense • VTW system for mission planning and rehearsal • High - value contracts with recurring revenues from software licensing and custom simulation work

L O O K I N G A H E A D Priorities & Outlook Scale Consumer Revenue • EU expansion is live. • Meta ecosystem access expands addressable market to estimated 6 million active Quest users. Grow Defense Pipeline • Add sales to additional military bases and departments. • Pursue high - value VTW contracts with software licensing and simulation work. Advance Enterprise & AI Broaden Omni One Enterprise into embodied AI and build on Gaussian Splatting 3D reconstruction capabilities. Improve Gross Margins Target 40%+ consumer and 70%+ enterprise gross margins through volume pricing leverage and continued cost optimization. Expand Internationally • Scale EU operations and evaluate entry in additional consumer markets. • Expand Asia Enterprise sales. Path Toward Profitability Revenue growth + opex discipline = improving loss trajectory. Multi - use strategy supplements consumer volume with high - value defense and enterprise contracts. Virtuix Holdings Inc. (NASDAQ: VTIX) |Third Quarter and Nine Months Ended FY2026 Earnings Presentation | March 5, 2026

THANK YOU NASDAQ: VTIX Investor Relations Chris Tyson Executive Vice President, MZ Group 949 - 491 - 8235 VTIX@mzgroup.us Company Contact: Lauren Premo | press@virtuix.com | www.virtuix.com QUESTIONS & ANSWERS